UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 19, 2014 (June 18, 2014)
TIER REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51293 (Commission File Number)	68-0509956 (IRS Employer Identification No.)
17300 Dallas Parkway, Suite 1010, Dallas, Texas 74248 (Address of Principal Executive Offices)
(972) 931-4300 (Registrant’s Telephone Number, Including Area Code)
None (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 18, 2014, TIER REIT, Inc., a Maryland corporation (which may be referred to herein as the “Registrant” or “our”), held its annual meeting of stockholders.  At the annual meeting, our stockholders elected the five nominees listed below to serve on our Board of Directors until the next annual meeting of stockholders, and each will continue in office until his successor has been elected and qualified.  The votes cast with respect to each director were as follows:

Nominee	Votes For	Votes Withheld
Charles G. Dannis	135,336,496	18,905,900
Robert S. Aisner	134,739,517	19,502,879
M. Jason Mattox	135,043,575	19,198,821
Steven W. Partridge	135,386,902	18,855,494
G. Ronald Witten	135,268,920	18,973,475

The stockholders also ratified a non-binding advisory resolution approving the compensation of the Registrant’s named executive officers.  Stockholders cast 118,391,548 votes for and 23,988,617 against the resolution.  There were 11,862,231 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, INC.

Date:	June 19, 2014	By:	/s/ Telisa Webb Schelin
		Name:	Telisa Webb Schelin
		Title:	Senior Vice President – Legal, General Counsel and Secretary